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                                                                EXHIBIT 10.8

                                KERR GROUP, INC.
                              AMENDED AND RESTATED
                        1993 EMPLOYEE STOCK OPTION PLAN

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                                   ARTICLE I

                                    PURPOSE

          The Kerr Group, Inc. ("Company") 1993 Employee Stock Option Plan (the "Old Plan") became effective on April 27, 1993 (the "Effective Date") when the Old Plan was approved by a majority of the Company's stockholders.
On and effective February 28, 1995, the Board of Directors of the Company (the "Board") amended and restated (subject to shareholder approval as set forth in
Article XIX) the Old Plan in the form of The Kerr Group, Inc. Amended and Restated 1993 Employee Stock Option Plan (the "Plan"). The purpose of the 1995 amendment and restatement is to (i) increase the number of shares of common stock of the Company, par value $.50 per share ("Common Stock") which may be purchased hereunder and (ii) add provisions ensuring that Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), does not limit tax
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deductions otherwise available to the Company on account of the exercise of options granted hereunder.
          The Plan is intended as an incentive and to encourage stock ownership by key employees of the Company and of its subsidiaries in order to increase their proprietary interest in the Company's success and to encourage them to remain in the employ of the Company.
          The word "Company" when used in the Plan with reference to employment shall include any subsidiaries of the Company.

                                   ARTICLE II

                                 ADMINISTRATION

          The Plan shall be administered by a Stock Option and Compensation Committee (the "Committee") appointed by the Board from among its members and shall consist of not less than three members thereof, each of whom must be both a "disinterested person" within the meaning of Rule 16b-3(a)(2)(i) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" within the meaning of Section 162(m) of the Code.


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          Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (a) to determine which of the eligible employees of the Company and its subsidiaries shall be granted options; (b) to determine whether the options granted shall be "incentive stock options" within the meaning of Section 422(b) of the Code, nonstatutory stock options or any combination thereof; (c) to determine the times when options shall be granted and the number of shares to be optioned; (d) to determine the purchase price for the shares underlying the options granted ("Option Shares"); (e) to determine the time or times when each option becomes exercisable and the duration of the exercise period; (f) to prescribe the form or forms of the option agreements under the Plan which forms shall be consistent with the Plan but need not be identical to it; (g) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (h) to construe and interpret the Plan, the rules and regulations and the option agreements under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions,





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determinations and interpretations of the Committee shall be final and binding on all optionees.
          The Committee shall hold its meetings at such times and places as it may determine, with a majority of the Committee constituting a quorum. Any action which the Committee has the power to take at a meeting may be taken by the Committee without a meeting if all of the members of the Committee give their consent to such action in writing.

                                  ARTICLE III

                                     STOCK

          The Option Shares shall be shares of authorized but unissued Common Stock or previously issued shares of Common Stock reacquired by the Company. Under the Plan the total number of Option Shares which may be purchased pursuant to options granted hereunder shall not exceed in the aggregate 280,000 except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE IX hereof. No person may be granted options under the Plan covering more than 200,000 Option Shares over the life of the Plan.





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          In the event that any outstanding option under the Plan expires for any reason or is terminated prior to the end of the period during which options may be granted, the unexercised portion of such option may again be granted pursuant to the Plan.

                                   ARTICLE IV

                          ELIGIBILITY OF PARTICIPANTS

          Officers and other key employees of the Company or of its subsidiaries (including employees who are also Directors of the Company or the Company's subsidiaries excluding persons who are members of the Committee) shall be eligible to participate in the Plan.





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                                   ARTICLE V

                                  OPTION PRICE

          Options shall be exercisable at prices (the "Option Price") specified in the option agreements.

                                   ARTICLE VI

                          EXERCISE AND TERM OF OPTIONS

          The exercise of options may be limited in whole or in part for any period or periods of time as specified in the option agreements. Except as may be so specified, any option may be exercised in whole at any time or in part from time to time during the option period. Notwithstanding the above,
(i) no option granted hereunder to a person subject to the restrictions of
Section 16(b) of the Exchange Act shall be exercisable before the date six months following the date of grant of such option and (ii) this Article VI is subject to the provisions of Article XIX.
          All stock options granted hereunder shall terminate concurrently with the termination of the optionee's employment if the Company terminates the employment for cause or if the optionee resigns.





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          Any other provision of the Plan notwithstanding, no option shall be exercised after the date ten years from the date of grant of such option.

                                  ARTICLE VII

                               PAYMENT OF SHARES

          Payment for Option Shares shall be made in full upon exercise of the option.

                                  ARTICLE VIII

                         NON-TRANSFERABILITY OF OPTION

          No option shall be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by the optionee.





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                                   ARTICLE IX

                 ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

          If there is any stock dividend, split-up or combination of shares of Common Stock or any other change in Common Stock, whether by way of exchange, offering of subscription rights, recapitalization or otherwise, an adjustment shall be made in the number of Option Shares in respect of which options may be granted hereunder, the number of Option Shares to which each outstanding option relates and the Option Price to be as the Committee, in its sole discretion, may deem equitable.
          Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, the holder of the then unexercised portion of any option granted hereunder shall, upon exercise in accordance with the terms hereof, receive the property, whether Common Stock or other securities, into which the Option Shares otherwise issuable upon exercise of the option would have been converted had they been outstanding at the time of such event.


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          The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.





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                                   ARTICLE X

             RIGHTS UPON MERGER, SALE OF ASSETS, LIQUIDATION, ETC.

          If the Company shall be the surviving corporation in any merger or consolidation, or if the Company shall merge with or into a wholly-owned subsidiary and the Company is not the survivor, the holder of the then unexercised portion of any option granted hereunder shall, upon exercise in accordance with the terms hereof, receive the property, whether Common Stock or other securities, into which the Option Shares otherwise issuable upon exercise of such unexercised portion, would have been converted had they been outstanding at the time of such event; provided, however, that the optionee shall not have the right to exercise such unexercised portion as a result of such event if the Committee makes an appropriate adjustment in the securities covered by and/or the Option Price of such option as provided in Article IX hereof.
                 If the Company is not the surviving corporation in any merger or consolidation and substitute options are not issued, or if the Company sells substantially all of its assets or liquidates, then during the ten (10) day period commencing on the date of such



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event, the holder of an option granted hereunder may exercise all or any unexercised part of the option, including any part thereof which would otherwise not then be exercisable, and receive upon such exercise the property into which the Option Shares otherwise issuable upon exercise of the option would have been converted had such shares been outstanding at the time of such event. The options shall terminate after such 10 day period.
                 If a single stockholder or a group of stockholders who would be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 acquires more than 50% of the shares of the Company's capital stock which are entitled to vote for the election of directors, then during the sixty (60) day period commencing after such event, the holder of an option granted hereunder may exercise the unexercised portion of such option as to all or any part of the Optioned Shares, including shares as to which such option would not then otherwise be exercisable. If such option is exercised in accordance with the provisions of the immediately preceding sentence as to less than all of the Optioned Shares, such option shall be deemed to have



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been so exercised in inverse chronological order with respect to the vesting thereof. Upon the expiration of such 60 day period, the unexercised portion of any such portion shall be exercisable only to the extent it was exercisable prior to the occurrence of such event.



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                                   ARTICLE XI

                        NO OBLIGATION TO EXERCISE OPTION

                 The granting of an option shall impose no obligation on the recipient to exercise such option.

                                  ARTICLE XII

                                USE OF PROCEEDS

                 The proceeds received from the sale of Option Shares pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XIII

                            RIGHTS AS A STOCKHOLDER

                 An optionee or a transferee of an option shall have no rights as a stockholder with respect to any Option Share covered by his option until such person shall have become the holder of record of such share, and such person shall not be entitled to any dividends or distributions of other rights in respect of such share for which the record date is prior to the date on which such person shall have become the holder of record thereof.




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                                  ARTICLE XIV

                               REGULATORY MATTERS

                 Every option under the Plan is granted upon the express conditions that (i) the inability of the Company to obtain, or any delay in obtaining, from each regulatory body having jurisdiction, all requisite authority to issue or transfer shares of stock necessary to satisfy such option or (ii) the inability of the Company to comply with, or any delay in complying with, any laws, rules or regulations governing the issuance of Option Shares necessary to satisfy such option (including but not limited to complying with the Securities Act of 1933 and all rules and regulations promulgated thereunder), the fulfillment of which conditions are deemed necessary by counsel for the Company to the lawful issuance or transfer of any such shares, shall relieve the Company of any liability for the non-issuance or non-transfer, or any delay in the issuance or transfer of, such shares.
                 At the time of exercise of any option, the Company may, if it shall deem it necessary or desirable in order to comply with the Securities Act of 1933, as amended (the "Act"), require the




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holder of the option to represent in writing to the Company that it is then the holder's intention to acquire the Option Shares for the account of the holder, that the holder shall not sell, transfer or dispose of such shares except pursuant to an effective registration statement under the Act or an exemption therefrom, as determined by, or with approval of, counsel satisfactory to the Company, and that the holder acknowledges that such shares are unregistered under the Act and accordingly must be held indefinitely unless such shares are subsequently registered or an exemption from such registration is available.
In such event a legend shall be placed on the stock certificate representing such shares to reflect the transfer restrictions, and stop transfer instructions shall be issued to the Company's transfer agent with respect to such shares.




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                                   ARTICLE XV

                            CANCELLATION OF OPTIONS

                 The Committee in its discretion may, with the consent of any optionee, cancel any outstanding option hereunder.

                                  ARTICLE XVI

                            EXPIRATION DATE OF PLAN

                 No option shall be granted hereunder after 10 years following the Effective Date.

                                  ARTICLE XVII

                      AMENDMENT OR DISCONTINUANCE OF PLAN

                 The Board may, without the consent of optionees, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect options theretofore granted hereunder, and provided further that no such action by the Board, without approval of the stockholders, may (a) increase the total number of Option Shares, except as contemplated in ARTICLE IX; (b) change the class of officers or employees eligible to receive options under the Plan; or (c) extend the term of the Plan.



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                                 ARTICLE XVIII

                LIMITATION ON GRANTS OF INCENTIVE STOCK OPTIONS

                 To the extent the aggregate fair market value (determined as of the date of grant of such options) of the shares of Common Stock with respect to which any incentive stock options may be exercisable for the first time by the optionee in any calendar year (under this Plan or any other stock option plan of the Company and any parent or subsidiary of the Company) exceeds $100,000, such options shall be treated as nonstatutory stock options.




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                                  ARTICLE XIX

                              SHAREHOLDER APPROVAL

                 The amendment and restatement of the Plan by the Board is effective February 28, 1995. However, notwithstanding anything in the Plan or in an option agreement to the contrary, no option granted hereunder on or after February 28, 1995 may be exercised until approval of the Plan by the stockholders of the Company on or after such date in a manner which complies with Rule 16b-3 promulgated pursuant to the Exchange Act and Sections 162(m) and 422(b)(1) of the Code.



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